Exhibit 10.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of April 30, 2020, is made by and among NATIONAL CINEMEDIA, LLC, a Delaware limited liability company (the “Borrower”), each lender party hereto (each, a “Lender” and collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meaning given thereto in the Credit Agreement referenced below.

WHEREAS, the Borrower, the Administrative Agent and the lenders from time to time party thereto have entered into that certain Credit Agreement, dated as of June 20, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Required Lenders agree to consent to the amendments set forth in Section 1, in each case as provided for herein; and
WHEREAS, each Lender that executes and delivers a signature page to this Amendment on or prior to the Amendment No. 1 Effective Date is willing to amend the Original Credit Agreement and hereby consents to the amendments set forth herein subject only to the satisfaction or waiver of the conditions set forth in Section 2.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Amendments to Credit Agreement.  Effective as of the Amendment No. 1 Effective Date, the Original Credit Agreement is hereby amended as follows:

a.Section 1.1 of the Original Credit Agreement shall be amended to add the following definition in the proper alphabetical order:

“Amendment No. 1 Effective Date” means has the meaning assigned thereto in Amendment No 1.

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of April 30, 2020, among the Borrower, the Lenders party thereto and the Administrative Agent.

b.Section 7.1 of the Original Credit Agreement shall be amended to add a proviso at the end of the section as follows:

“provided that, failure to comply with any of the financial covenants set forth above shall be automatically and without any further action of the parties hereto waived from the quarter ended June 25, 2020 until and including the quarter ended July 1, 2021 (such period, the “Covenant Holiday Period”), and no non-compliance or potential non-compliance under clauses (a) or (b) of this Section 7.1 (or notices required in connection therewith) during the Covenant Holiday Period shall be a Default or Event of Default hereunder.”

c.Section 7.6(h) of the Original Credit Agreement shall be amended and restated in its entirety as follows:

“(h) (i) so long as (x) no Default or Event of Default has occurred and is continuing, and (y) the Consolidated Net Senior Secured Leverage Ratio (after giving effect to such Restricted Payment) is equal to or less than 5.00 to 1.00, the Borrower may make Restricted Payments of an amount equal to 100% of Available Cash for the fiscal quarter immediately preceding such Restricted Payment; provided that, notwithstanding the foregoing, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly make any Restricted Payments using Available Cash under this clause (h)(i) during the Covenant Holiday Period, and (ii) solely during the Covenant Holiday Period, so long as (x) no Default or Event of Default has occurred and is continuing, (y) Consolidated EBITDA for the trailing twelve month period then ended equals or exceeds $277,000,000, and (z) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to such Restricted Payment) is equal to or less than $39,000,000, the Borrower may make Restricted Payments of an amount equal to 100% of Available Cash for the fiscal quarter immediately preceding such Restricted Payment.”

d.Section 7 of the Original Credit Agreement shall be amended to add a new Section 7.17 at the end of the section as follows:

“7.17 Minimum Liquidity Covenant.  Until the fiscal quarter ending July 1, 2021, permit the sum of the Available Revolving Credit Commitments and unrestricted cash on hand to be less than $55,000,000 at any time.”

e.The notice address for the Borrower’s counsel set forth in Section 10.2 of the Original Credit Agreement shall be amended and restated in its entirety as follows:

With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
1225 Seventeenth St., Suite 2600
Denver, CO 80202
Attention: Chalyse Robinson
Email: chalyse.robinson@wilmerhale.com
Telephone: (720) 598-3442

2.Representations and Warranties, No Default.  The Borrower hereby represents and warrants that as of the Amendment No. 1 Effective Date, both immediately prior to and immediately after giving effect to this Amendment, (i) no Event of Default or Default has occurred under the Credit Agreement and is continuing, (ii) the representations and warranties of the Borrower and each Loan Party contained in the Credit Agreement and each other Loan Document are true and correct in all material respects as of the Amendment No. 1 Effective Date; provided, that to the extent that such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (iii) each Loan Party has the limited liability company or other organizational power and authority, and the legal right, to make, deliver and perform its obligations under the Amendment, (iv) no consent or authorization of, filing with, notice to or other act by, any Governmental Authority or any other Person is required on the part of or in respect of any Loan Party in connection with the execution, delivery and performance by the Loan Parties party hereto of this Amendment, (v) this Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (vi) the Loan Parties, on a consolidated basis and after giving effect to this Amendment, are Solvent.

3.Effectiveness; Conditions Precedent.  Section 1 of this Amendment shall be effective as of the first date (the “Amendment No. 1 Effective Date”) on which the following conditions precedent have been satisfied:

a.The Administrative Agent shall have received executed signature pages hereto from the Borrower, each Lender and the Administrative Agent.

b.The Borrower shall have paid to the Administrative Agent, for the account of each Lender that executes this Amendment by (i) 12:00 p.m. (New York City time) on April 22, 2020, in the case of a Revolving Credit Lender, and (ii) 5:00 p.m. (New York City time) on April 29, 2020, in the case of a Term Loan Lender, an amendment fee in an amount equal to 0.25% of the aggregate principal amount of such Lender’s Revolving Credit Commitment or Term Loans, as applicable, outstanding immediately prior to the Amendment No. 1 Effective Date.

c.All reasonable and documented out-of-pocket costs and expenses payable to the Administrative Agent (including the fees and disbursements of counsel to the Administrative Agent to the extent due and payable under Section 10.5 of the Credit Agreement) estimated to date and for which reasonably detailed invoices have been presented at least one (1) Business Day in advance of the Amendment No. 1 Effective Date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender (except with respect to confirmation of receipt of the funds due pursuant to Section 3(b)) unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.

4.Reaffirmation of the Guarantee and Security Interest.

a.Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations under the Guarantee and

Collateral Agreement and (iii) its grant of Liens on the Collateral to the Collateral Agent for the benefit of the Lenders to secure the prompt payment and performance in full when due of the Obligations pursuant to the Collateral Documents.

b.Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect as amended on the date hereof and that all of its obligations thereunder shall be valid and enforceable (except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)) and shall not be impaired or limited by the execution or effectiveness of this Amendment. On and after the Amendment No. 1 Effective Date, the parties confirm and acknowledge with respect to each Loan Document not amended or modified restated in connection with the Amendment that unless the context otherwise requires (i) each reference in such Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall be a reference to the Credit Agreement as amended by the Amendment, and as such agreement may be otherwise amended, amended and restated, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any such Loan Document by reference to the terms defined in the “Credit Agreement” shall reference the defined terms in the Credit Agreement, as amended hereby, as the same may be otherwise amended, amended and restated, modified or supplemented and in effect from time to time.

5.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.Notices; Submission to Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.  The provisions set forth in Sections 10.2, 10.12 and 10.18 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.

8.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

9.Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a novation or waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended hereby.  The Borrower hereby consents to this Amendment and confirms that all obligations of the Borrower under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

NATIONAL CINEMEDIA, LLC,
as Borrower

By: National CineMedia, Inc., its Manager

By:/s/ Tom Lesinski
Name: Tom Lesinski
Title: Chief Executive Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By: /s/ Peter Christensen
Name: Peter Christensen
Title: Executive Director

Exhibit 10.1
ROYAL BANK OF CANADA,
as Lender

By: /s/ Kevin Quan
Name: Kevin Quan
Title: Authorized Signatory

BARCLAYS BANK PLC,
as Lender

By: /s/ Martin Corrigan
Name: Martin Corrigan
Title: Vice President

Zions Bancorporation, N.A. dba Vectra Bank Colorado,
as Lender

By: /s/ Michael Moreno
Name: Michael Moreno
Title: Senior Vice President

AIB Debt Management, Limited,
as Lender

By: /s/ Ellen Kenneally
Name: Ellen Kenneally
Title: Vice President
Investment Advisor to
AIB Debt Management, Limited

AIB Debt Management, Limited,
as Lender

By: /s/ Joan Chen
Name: Joan Chen
Title: Vice President
Investment Advisor to
AIB Debt Management, Limited

AMMC CLO 16, LIMITED,
as Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 18, LIMITED,
as Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President

AMMC CLO XIII, LIMITED,
as Lender
By: American Money Management Corp.,
as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XIV, LIMITED,
as Lender

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

Arch Street CLO, Ltd.,
as Lender

By: /s/ Scott D'Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

BARINGS CLO LTD. 2013-I, as Lender
By: Barings LLC as Collateral Manager

By: /s/ Karl Hermann
Name: Karl Hermann
Title: Director

BARINGS CLO LTD. 2018-I, as Lender
By: Barings LLC as Collateral Manager

By: /s/ Karl Hermann
Name: Karl Hermann
Title: Director

BARINGS CLO LTD. 2018-II, as Lender
By: Barings LLC as Collateral Manager

By: /s/ Karl Hermann
Name: Karl Hermann
Title: Director

BARINGS CLO LTD. 2018-III, as Lender
By: Barings LLC as Collateral Manager

By: /s/ Karl Hermann
Title: Director

BARINGS CLO LTD. 2019-II, as Lender
By: Barings LLC as Collateral Manager

By: /s/ Karl Hermann
Name: Karl Hermann
Title: Director

BARINGS CLO LTD. 2019-III, as Lender
By: Barings LLC as Collateral Manager

By: /s/ Karl Hermann
Name: Karl Hermann
Title: Director

Bronco Trading, LLC,
as Lender
By: Truist Bank, as Manager

By: /s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

Citi Loan Funding CRDTX I LLC,
as Lender,
By: Citibank N.A.,

By: /s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

Credit Opportunities Fund,
as Lender
By: Loomis, Sayles & Company, L.P.,
Its Investment Adviser
By: Loomis, Sayles & Company, Incorporated,
Its General Partner

By: /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

Honeywell International Inc Master Retirement Trust,
as Lender

By: /s/ Justin Monteith
Name: Justin Monteith
Title: Portfolio Manager

JMP CREDIT ADSIVORS CLO IV LTD.,
as Lender
By: Medalist Partners Corporate Finance LLC,
As Attorney-in-Fact

By: /s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

JMP CREDIT ADSIVORS CLO V LTD.,
as Lender
By: Medalist Partners Corporate Finance LLC,
As Attorney-in-Fact

By: /s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

Longfellow Place CLO, Ltd.,
as Lender

By: /s/ Scott D'Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

Loomis Sayles, CLO II, LTD.,
as Lender
By: Loomis, Sayles & Company, L.P.,
Its Collateral Manager
By: Loomis, Sayles & Company, Incorporated,
Its General Partner

By: /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

MEDALIST PARTNERS CORPORATE FINANCE CLO VI LTD.,
as Lender
By: Medalist Partners Corporate Finance LLC,
As Attorney-in-Fact

By: /s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

Metropolitan West Floating Rate Income Fund,
as Lender
By: Metropolitan West Asset Management as Investment Manger

By: /s/ Ruth Yu
Name: Ruth Yu
Title: Vice President

Nassau 2017-II Ltd.,
as Lender

By: /s/ Edward Vietor
Name: Edward Vietor
Title: Director

Nassau 2018-II Ltd.,
as Lender

By: /s/ Edward Vietor
Name: Edward Vietor
Title: Director

Natixis Loomis Sayles Senior Loan Fund,
as Lender
By: Loomis, Sayles & Company, L.P.,
Its Investment Manager
By: Loomis, Sayles & Company, Incorporated,
Its General Partner

By: /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

RAYMOND JAMES BANK, N.A.
as a Lender

By: /s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Senior Vice President

Seldon Limited,
as Lender

By: /s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

Senior Floating Rate Fund LLC,
as Lender
By: Loomis, Sayles & Company, L.P.,
Its Investment Manager
By: Loomis, Sayles & Company, Incorporated,
Its General Partner

By: /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

Senior Floating Rate Loan Fund,
as Lender
By: Loomis, Sayles & Company, L.P.,
Its Investment Advisor
By: Loomis, Sayles & Company, Incorporated,
Its General Partner

By: /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

Sunsuper Pooled Superannuation Trust,
as Lender
By: Bain Capital Credit, LP, as Manager

By: /s/ Andrew Viens
Name: Andrew Viens
Title: Managing Director

TCW CLO 2018-1, LTD,
as Lender
TCW Asset Management Company LLC,
as Asset Manager

By: /s/ Ruth Yu
Name: Ruth Yu
Title: Vice President

TCW CLO 2019-1 ARM, LTD.,
as Lender

By: /s/ Ruth Yu
Name: Ruth Yu
Title: Vice President

TCW CLO 2019-2, Ltd.,
as Lender

TCW Asset Management Company LLC, as Asset Manager

By: /s/ Ruth Yu
Name: Ruth Yu
Title: Vice President

Wells Fargo Bank, NA,
as Lender

By: /s/ Greg Roux
Name: Gregory Roux
Title: Managing Director

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